TRANSAMERICA VALUE VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA DD

Supplement dated May 9, 2023

to the

Prospectus dated May 1, 2023

I. The following hereby amends, and to the extent inconsistent replaces, a typographical error in the corresponding fees in the IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT table in the Prospectus.

Annual Fee	Minimum	Maximum
Base Contract[1]	0.20%	0.20%

1As a percentage of average Accumulated Value

II. The following hereby amends, and to the extent inconsistent replaces, a typographical error in the corresponding fee in the ANNUITY CONTRACT FEE TABLE AND EXPENSE EXAMPLES section in the Prospectus.

	Maximum	Current
Base Contract Expenses[1] (as a percentage of average Accumulated Value)	0.20%	0.20%

1The Annual mortality and expense risk charge will not be greater than 0.20%; however, the fee may be assessed at a lower rate for certain periods. The Administrative expense charge is 0.10%.

This Supplement updates certain information in the above referenced prospectus (the “Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any Supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.